SUPPLEMENT TO THE PROSPECTUS

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders held June 22, 1999, shareholders of the Fund approved a proposal to change the investment management fee for the Fund. Effective June 30, 1999, the management fee is at the annual rate of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.


To be attached to the cover page of the Class A and Class Y Prospectus of United International Growth Fund, Inc. dated September 30, 1998.

This Supplement is dated June 30, 1999.

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